Exhibit 10.28

AMENDMENT NO. 2 TO THE AMENDED AND RESTATED JOINT BUSINESS AGREEMENT

This Amendment No. 2 to the Amended and Restated Joint Business Agreement, dated as of March 5, 2020 (the "Amendment Agreement"), by and among SWA Thailand (the “SWA”), Digiwork Korea, S-Mark Korea (“SMark”), Ratanaphon Wongnapachant and Chanikarn Lertchawalitanon. Each of SWA, SMark, Ratanaphon Wongnapachant and Chanikarn Lertchawalitanon is referred to herein individually as a "Party" and collectively as the "Parties."

WHEREAS:

WHEREAS, the Parties entered into a Joint Business Agreement (“JBA”) on August 4, 2016 and the JBA was amended and restated by the Parties on March 31, 2017 (“ Restated JBA”); and

WHEREAS, On July 10, 2017, the Parties entered into an amendment agreement to the Restated JBA (“Amendment No. 1 to Restated JBA”) which reduced the total license fees payment of Digiwork (Thailand) Co., Ltd. (“Digiwork Thailand”) to SMark/Digiwork Korea from $10,000,000 to $1,100,000 (the “License Fee”), and in May 2018, the $1,100,000 was fully paid by Digiwork Thailand to Digiwork Korea; and

WHEREAS, pursuant to Restated JBA, Digiwork Korea shall provide research and development services to Digiwork Thailand for a period of 5 years from the date of Restated JBA (“Research and Development Period”) and Digiwork Korea shall also provide/grant full and exclusive licenses of any new launches, developments, improvements and any other intellectual property rights of Digiwork Korea’s Technology (as defined in Article 4.A of Restated JBA) so developed by Digiwork Korea (“Research and Development”) and the territories for such licenses are in Thailand, Vietnam, Myanmar, Laos, Cambodia, United Arab Emirates and Qatar.

WHEREAS, the Parties desire to change the Research and Development Period to be expired as of December 31, 2020.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Amendment to the Research and Development Period.

Subject to the terms and conditions of this Amendment Agreement, the Research and Development Period under section 3.A of Restated JBA, as amended on July 10, 2017, is hereby amended as follows:

As the consideration for such payments, Digiwork Korea agrees to provide research and development services to the Joint Corporation (Digiwork Thailand Co., Ltd) from the date of this Agreement (the “Commencing Date”) until December 31, 2020 (the “Expiration Date”).

2. Rights and Obligations.

(a) Upon the Expiration Date, Digiwork Korea has no obligation to provide/grant licenses of any new launches, developments, improvements and any other intellectual property rights of Digiwork Korea’s Technology (as defined in Article 4.A of Restated JBA).

(b) Before December 31, 2020, Digiwork Korea shall repay US$150,000 Research and Development license fees to Digiwork Thailand.

3. Representations and Warranties.   Each Party hereby represents and warrants to the other Party that:

(a) It has the full right, power and authority to enter into this Amendment Agreement and to perform its obligations hereunder.

(b) The execution of this Amendment Agreement by the individual whose signature is set forth at the end of this Amendment Agreement on behalf of such Party, and the delivery of this Amendment Agreement by such Party, have been duly authorized by all necessary action on the part of such Party.

4. Miscellaneous.

(a) This Amendment Agreement and all matters arising out of or relating to this Amendment Agreement are governed by, and construed in accordance with ruled under Trades regulations of Singapore Law and any conflicts and disputes shall be settled in courts of Singapore.

(b) This Amendment Agreement, and each of the terms and provisions hereof, may only be amended, modified, waived or supplemented by an agreement in writing signed by each Party.

(c) This Amendment Agreement may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart of this Amendment Agreement electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment Agreement.

(d) If any term or provision of this Amendment Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Amendment Agreement.

(e) Each of the Parties shall, from time to time, at the request of the other Party, without any additional consideration, furnish the other Party such further information or assurances, execute and deliver such additional documents, instruments and conveyances, and take such other actions and do such other things, as may be reasonably necessary to carry out the provisions of this Amendment Agreement.

(Signature Pages Follow)

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 2 to the Amended and Restated Joint Business Agreement on the date first written above.

SWA Thailand

By:_____________________________

Name/Title:

SMark Co. LTD

By:_____________________________

Name/Title:

Digiwork Korea

By:_____________________________

Name/Title:

Ratanaphon Wongnapachant

By:_____________________________

Chanikarn Lertchawalitanon

By:_____________________________

[Signature page of AMENDMENT NO. 2 TO THE AMENDED AND RESTATED JOINT BUSINESS AGREEMENT]